NOTE PAYABLE	6 Months Ended
Apr. 30, 2017
Notes to Financial Statements
NOTE 6 - NOTE PAYABLE

The Company entered into borrowing arrangements with a third party not related to the Company. The notes are due on December 31, 2018. The notes accrued interest at 0% for the initial 9 months and then 5% on annual rate thereafter.

The Company has begun discussions to convert the note payable into an investment into the Company’s grow operations through a possible joint venture agreement.